Exhibit 21
List of Subsidiaries
AAPOP 2, L.P., a Delaware limited partnership
B Chestnut LP, a Delaware limited partnership
BDN 1919 Sub LP, a Delaware limited partnership
BDN Four Points LP, a Delaware limited partnership
BDN Four Points Land LP, a Delaware limited partnership
BDN Four Points Preserve LP, a Delaware limited partnership
BDN Millennium LP, a Delaware limited partnership
BDN Real Estate Fund I LP, a Delaware limited partnership
Brandywine Ambassador, L.P., a Pennsylvania limited partnership
Brandywine Acquisition Partners LP, a Delaware limited partnership
Brandywine Austin Properties I LP, a Texas limited partnership
Brandywine Byberry LP, a Delaware limited partnership
Brandywine Central, L.P., a Pennsylvania limited partnership
Brandywine Cira Chestnut I LP. a Delaware limited partnership
Brandywine Cira Garage I LP, a Delaware limited partnership
Brandywine Cira, L.P., a Pennsylvania limited partnership
Brandywine Cira PO LP, a Delaware limited partnership
Brandywine Cira Post Office LP, a Delaware limited partnership
Brandywine Cira South LP, a Delaware limited partnership
Brandywine Cira Walnut I LP, a Delaware limited partnership
Brandywine Commerce I LP, a Delaware limited partnership
Brandywine Commerce II LP, a Delaware limited partnership
Brandywine Croton, L.P., a Pennsylvania limited partnership
Brandywine Dominion, L.P., a Pennsylvania limited partnership
Brandywine F.C., L.P., a Pennsylvania limited partnership
Brandywine Grande B, L.P., a Delaware limited partnership

Brandywine Grande C, L.P., a Delaware limited partnership
Brandywine Greensboro Drive LP, a Delaware limited partnership
Brandywine International Drive LP, a Delaware limited partnership
Brandywine Industrial Partnership, L.P., a Delaware limited partnership
Brandywine Metroplex, L.P., a Pennsylvania limited partnership
Brandywine Midatlantic, LP, a Delaware limited partnership
Brandywine Office Investors LP, a Delaware limited partnership
Brandywine Operating Partnership, L.P., a Delaware limited partnership
Brandywine P.M., L.P., a Pennsylvania limited partnership
Brandywine Properties Management LP, a Texas limited partnership
Brandywine TB Florig, L.P., a Pennsylvania limited partnership
Brandywine TB Inn, L.P., a Pennsylvania limited partnership
Brandywine TB I, L.P., a Pennsylvania limited partnership
Brandywine TB II, L.P., a Pennsylvania limited partnership
Brandywine TB V, L.P., a Pennsylvania limited partnership
Brandywine TB VI, L.P., a Pennsylvania limited partnership
Brandywine TB VII, L.P., a Pennsylvania limited partnership
Brandywine TB VIII, L.P., a Pennsylvania limited partnership
Brandywine Wood Oak LP, a Delaware limited partnership
Brandywine 1177 Beltline Associates, L.P., a Texas limited partnership
BT Plymouth LP, a Delaware limited partnership
C/N Iron Run Limited Partnership III, a Pennsylvania limited partnership
C/N Leedom Limited Partnership II, a Pennsylvania limited partnership
C/N Oaklands Limited Partnership I, a Pennsylvania limited partnership
C/N Oaklands Limited Partnership III, a Pennsylvania limited partnership
Commerce Square Partners - Philadelphia Plaza, L.P., a Delaware limited partnership
Concord Airport Plaza Associates, LP, a California limited partnership
Eight/Oliver Brandywine Partner, L.P., a Pennsylvania limited partnership

e-Tenants.com Holding, L.P., a Pennsylvania limited partnership
Fifteen Horsham, L.P., a Pennsylvania limited partnership
Five/Oliver Brandywine Partner, L.P., a Pennsylvania limited partnership
Four Tower Bridge Associates, a Pennsylvania limited partnership
G&I VII Barton Creek LP, a Delaware limited partnership
G&I VII Barton Skyway LP, a Delaware limited partnership
G&I VII Cielo, LP a Delaware limited partnership
G&I VII Four Points LP, a Delaware limited partnership
G&I VII Lantana, LP a Delaware limited partnership
G&I VII River Place LP, a Delaware limited partnership
Iron Run Limited Partnership V, a Pennsylvania Limited Partnership
LC/N Horsham Limited Partnership, a Pennsylvania limited partnership
LC/N Keith Valley Limited Partnership I, a Pennsylvania limited partnership
Newtech IV Limited Partnership, a Pennsylvania limited partnership
New Two Logan, LP, a Pennsylvania limited partnership
Nichols Lansdale Limited Partnership III, a Pennsylvania limited partnership
OLS Office Partners, L.P., a Delaware limited partnership
One Rockledge Associates Limited Partnership, a Massachusetts limited partnership
Philadelphia Plaza - Phase II LP, a Pennsylvania limited partnership
Radnor Center Associates, a Pennsylvania limited partnership
Radnor Properties Associates-II, L.P., a Pennsylvania limited partnership
Radnor Properties-SDC, L.P., a Delaware limited partnership
Radnor Properties-200 RC Holdings, L.P., a Delaware limited partnership
Radnor Properties-200 RC, L.P., a Delaware limited partnership
Radnor Properties-201 KOP, L.P., a Delaware limited partnership
Radnor Properties-555 LA, L.P., a Delaware limited partnership
Two Logan Holdings LP, a Pennsylvania limited partnership
Two Logan Square Associates, a Pennsylvania limited partnership

Tower Bridge Inn Associates, a Pennsylvania limited partnership
Witmer Operating Partnership I, L.P., a Delaware limited partnership
100 Arrandale Associates, L.P., a Pennsylvania limited partnership
111 Arrandale Associates, L.P., a Pennsylvania limited partnership
405 Colorado Holdings LP, a Delaware limited partnership
440 Creamery Way Associates, L.P., a Pennsylvania limited partnership
442 Creamery Way Associates, L.P., a Pennsylvania limited partnership
481 John Young Way Associates, L.P., a Pennsylvania limited partnership
1919 Market Street LP, a Delaware limited partnership
2928 Walton Road LP, a Pennsylvania limited partnership
3020 Market Holding LP, a Delaware limited partnership
3020 Market Operating LP, a Delaware limited partnership
Interstate Center Associates, a Virginia general partnership
Plymouth TFC, General Partnership, a Pennsylvania general partnership
Brandywine 1919 Ventures, a Delaware general partnership
AAPOP 1 LLC, a Delaware limited liability company
Atlantic American Land Development LLC, a Delaware limited liability company
BDN 1919 Sub GP LLC, a Delaware limited liability company
BDN Four Points GP LLC, a Delaware limited liability company
BDN Four Points Land GP LLC, a Delaware limited liability company
BDN Four Points Preserve GP LLC, a Delaware limited liability company
BDN Management Inc, a Delaware corporation
Brandywine Holdings, I, Inc., a Pennsylvania corporation
Brandywine Properties I Limited Inc., a Delaware corporation
Brandywine Realty Services Corporation, a Pennsylvania corporation
Brandywine Resources I Inc., a Delaware corporation
BTRS, Inc., a Delaware corporation
BTRS Sub One Inc., a Delaware corporation

Southpoint Land Holdings, Inc., a Pennsylvania corporation
Valleybrooke Land Holdings, Inc., a Pennsylvania corporation
B Chestnut GP LLC, a Delaware limited liability company
BDN Austin Properties LLC, a Delaware limited liability company
BDN Brokerage LLC, a Pennsylvania limited liability company
BDN GC Services LLC, a Delaware limited liability company
BDN GP Real Estate Fund I LLC, a Delaware limited liability company
BDN Millennium GP, LLC, a Delaware limited liability company
BDN Millennium Holding Company, LLC, a Delaware limited liability company
BDN Properties I LLC, a Delaware limited liability company
BDN Venture LLC, a Delaware limited liability company
BOI Carlsbad LLC, a Delaware limited liability company
BOI Pacific Ridge LLC, a Delaware limited liability company
BRE/Logan I, L.L.C., a Delaware limited liability company
BRE/Logan II, L.L.C., a Delaware limited liability company
Brandywine Ambassador, L.L.C., a Pennsylvania limited liability company
Brandywine Austin I LLC, a Delaware limited liability company
Brandywine Boulders, LLC, a Delaware limited liability company
Brandywine Brokerage Services, LLC, A New Jersey limited liability company
Brandywine Byberry LLC, a Delaware limited liability company
Brandywine Calverton LLC, a Delaware limited liability company
Brandywine Charlottesville LLC, a Virginia limited liability company
Brandywine Christina LLC, a Delaware limited liability company
Brandywine Cira Brokerage LLC, d Delaware limited liability company

Brandywine Cira Chestnut LLC, a Delaware limited liability company

Brandywine Cira Garage LLC, a Delaware limited liability company

Brandywine Cira Garage Holding LLC, a Delaware limited liability company
Brandywine Cira Garage Holding MM LLC, a Delaware limited liability company

Brandywine Cira, LLC, a Pennsylvania limited liability company
Brandywine Cira PO LLC, a Delaware limited liability company
Brandywine Cira PO Developer LLC, a Delaware limited liability company
Brandywine Cira PO Master Tenant LLC, a Delaware limited liability company
Brandywine Cira Post Office LLC, a Delaware limited liability company
Brandywine Cira South GP LLC, a Delaware limited liability company
Brandywine Cira Walnut LLC, a Delaware limited liability company
Brandywine Commerce I GP LLC, a Delaware limited liability company

Brandywine Commerce II GP LLC, a Delaware limited liability company

Brandywine Commerce Sub I LLC, a Delaware limited liability company
Brandywine Commerce Sub II LLC, a Delaware limited liability company
Brandywine Continental LLC, a Delaware limited liability company
Brandywine Croton, LLC, a Pennsylvania limited liability company
Brandywine Dabney, L.L.C., a Delaware limited liability company
Brandywine Dominion, L.L.C., a Pennsylvania limited liability company
Brandywine F.C., L.L.C., a Pennsylvania limited liability company
Brandywine Grande B, L.L.C., a Delaware limited liability company
Brandywine Grande C LLC, a Delaware limited liability company
Brandywine Greentree V, LLC, a Delaware limited liability company
Brandywine Interstate 50, L.L.C., a Delaware limited liability company
Brandywine Lake Merritt LLC, a Delaware limited liability company
Brandywine - Main Street, LLC, a Delaware limited liability company
Brandywine Metroplex LLC., a Pennsylvania limited liability company
Brandywine Midatlantic, LLC, a Delaware limited liability company
Wood Oak LLC, a Delaware limited liability company
Brandywine One Logan LLC, a Pennsylvania limited liability company
Brandywine One Rodney Square, L.L.C., a Delaware limited liability company
Brandywine P.M., L.L.C., a Pennsylvania limited liability company

Brandywine Piazza, L.L.C., a New Jersey limited liability company
Brandywine Plaza Ridge I, LLC, a Delaware limited liability company
Brandywine Plaza 1000, L.L.C., a New Jersey limited liability company
Brandywine Promenade, L.L.C., a New Jersey limited liability company
Brandywine Radnor 200 Holdings LLC, a Delaware limited liability company
Brandywine Radnor Center LLC, a Pennsylvania limited liability company
Brandywine Research LLC, a Delaware limited liability company
Brandywine TB Florig, LLC, a Pennsylvania limited liability company
Brandywine TB Inn, L.L.C., a Pennsylvania limited liability company
Brandywine TB I, L.L.C., a Pennsylvania limited liability company
Brandywine TB II, L.L.C., a Pennsylvania limited liability company
Brandywine TB V, L.L.C., a Pennsylvania limited liability company
Brandywine TB VI, L.L.C., a Pennsylvania limited liability company
Brandywine TB VII, L.L.C., a Pennsylvania limited liability company
Brandywine TB VIII, L.L.C., a Pennsylvania limited liability company
Brandywine Tysons LLC, a Delaware limited liability company
Brandywine Wisconsin Avenue Financing LLC, a Delaware limited liability company
Brandywine Witmer, L.L.C., a Pennsylvania limited liability company
Brandywine Wood Oak GP LLC, a Delaware limited liability company

Brandywine 55 US Avenue LLC, a New Jersey limited liability company
Brandywine 300 Delaware, LLC, a Delaware limited liability company
Brandywine 1177 Beltline Associates GP, LLC, a Delaware limited liability company
Brandywine 2201 Co-Way LLC a Delaware limited liability company
Brandywine 2201 Co-Way II LLC, a Delaware limited liability company
BT Plymouth GP, LLC, a Delaware limited liability company
Christiana Center Operating Company I LLC, a Delaware limited liability company
Christiana Center Operating Company II LLC, a Delaware limited liability company
Christiana Center Operating Company III LLC, a Delaware limited liability company

e-Tenants LLC, a Delaware limited liability company
G&I VI 7150 Windsor MZ LLC, a Delaware limited liability company
G&I VI 7310 Tilghman MZ LLC, a Delaware limited liability company
G&I VI 7310 Tilghman FE LLC, a Delaware limited liability company
G&I VI 7248 Tilghman GP LLC, a Delaware limited liability company
G&I VI 7248 Tilghman LP LLC, a Delaware limited liability company
G&I VI 6575 Snowdrift GP LLC, a Delaware limited liability company
G&I VI 6575 Snowdrift LP LLC, a Delaware limited liability company
G&I VI 7350 Tilghman MZ LLC, a Delaware limited liability company
G&I VI 655/755 Business Center MZ LLC, a Delaware limited liability company
G&I VI 655/755 Business Center FE LLC, a Delaware limited liability company
G&I VI 1155 Business Center MZ LLC, a Delaware limited liability company
G&I VI 1155 Business Center FE LLC, a Delaware limited liability company
G&I VI 700/800 Business Center MZ LLC, a Delaware limited liability company
G&I VI 700/800 Business Center FE LLC, a Delaware limited liability company
G&I VI 630 Dresher MZ LLC, a Delaware limited liability company
G&I VI 630 Dresher FE LLC, a Delaware limited liability company
G&I VI 650 Dresher MZ LLC, a Delaware limited liability company
G&I VI 650 Dresher FE LLC, a Delaware limited liability company
G&I VI 300 Welsh 1/2 MZ LLC, a Delaware limited liability company
G&I VI 300 Welsh 1/2 FE LLC, a Delaware limited liability company
G&I VI One Greenwood MZ LLC, a Delaware limited liability company
G&I VI One Greenwood FE LLC, a Delaware limited liability company
G&I VI Two Greenwood MZ LLC, a Delaware limited liability company
G&I VI Two Greenwood FE LLC, a Delaware limited liability company
G&I VI Three Greenwood MZ LLC, a Delaware limited liability company
G&I VI Three Greenwood FE LLC, a Delaware limited liability company
G&I VI 500 Office Center MZ LLC, a Delaware limited liability company

G&I VI 500 Office Center FE LLC, a Delaware limited liability company
G&I VI 501 Office Center MZ LLC, a Delaware limited liability company
G&I VI 501 Office Center FE LLC, a Delaware limited liability company
G&I VI 321/323 Norristown MZ LLC, a Delaware limited liability company
G&I VI 321/323 Norristown FE LLC, a Delaware limited liability company
G&I VI 220 Commerce MZ LLC, a Delaware limited liability company
G&I VI 220 Commerce FE LLC, a Delaware limited liability company
G&I VI 520 Virginia MZ LLC, a Delaware limited liability company
G&I VI 520 Virginia FE LLC, a Delaware limited liability company
G&I VI Interchange Office LLC, a Delaware limited liability company
G&I VII Austin Office LLC, a Delaware limited liability company
G&I VII Barton Creek GP LLC, a Delaware limited liability company
G&I VII Barton Skyway GP LLC, a Delaware limited liability company
G&I VII Cielo GP LLC, a Delaware limited liability company
G&I VII Four Points GP LLC, a Delaware limited liability company
G&I VII Lantana GP LLC, a Delaware limited liability company
G&I VII River Place GP LLC, a Delaware limited liability company
HSRE-Campus Crest IX, LLC, a Delaware limited liability company
New Two Logan GP, LLC, a Pennsylvania limited liability company
PP Lake Merritt, L.L.C., a Delaware limited liability company
Radnor GP, L.L.C., a Delaware limited liability company
Radnor GP-SDC, L.L.C., a Delaware limited liability company
Radnor GP-200 RC, L.L.C., a Delaware limited liability company
Radnor GP-201 KOP, L.L.C., a Delaware limited liability company
Radnor GP-555 LA, L.L.C., a Delaware limited liability company
PJP Building Two, L.C., a Virginia limited liability company
PJP Building Three, L.C., a Virginia limited liability company
PJP Building Five, L.C., a Virginia limited liability company

PJP Building Six, L.C., a Virginia limited liability company
PJP Building Seven, L.C., a Virginia limited liability company
TB-BDN Plymouth Apartments Holdings GP, LLC, a Delaware limited liability company
3 Logan LLC, a Delaware limited liability company
405 Colorado Holdings GP LLC a Delaware limited liability company
1919 Market Holdco General LLC, a Delaware limited liability company
2928 Walton LLC, a Delaware limited liability company
3020 Market Holding GP LLC, a Delaware limited liability company
4040 LLC, a Virginia limited liability company
1000 Chesterbrook Boulevard Partnership, a Pennsylvania general partnership
Atlantic American Properties Trust, a Maryland real estate investment trust
BDN Investment Trust, a Maryland real estate investment trust
BOI Herndon Trust, a Maryland real estate investment trust
BOI President’s Plaza Trust, a Maryland real estate investment trust
BOI Rancho Bernardo Bluffs Trust, a Maryland real estate investment trust
Brandywine Capital Trust I, a Delaware statutory trust
Brandywine Capital Trust II, a Delaware statutory trust
Broadmoor Austin Associates, a Texas joint venture
Coppel Associates, a Texas joint venture
Seven Tower Bridge Associates, a Pennsylvania limited partnership
Seven Tower Bridge Real Estate Investment Trust, a Maryland real estate investment trust
Brandywine - AI Venture LLC, a Delaware limited liability company